UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR S

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06142

THE JAPAN EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  (201) 915-3054

DATE OF FISCAL YEAR END:  October 31

DATE OF REPORTING PERIOD:  April 30, 2011

The Japan Equity Fund, Inc.

Item 1.  Reports to Stockholders.

General Information (unaudited)

The Fund

The Japan Equity Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company. The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund’s Investment Manager. Daiwa SB Investments Ltd. is the Fund’s Investment Adviser. The Fund implements an “active” portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Stockholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s NYSE trading symbol is “JEQ”. The Fund’s daily NAV is available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes press releases, a monthly market review and a list of the Fund’s top ten industries and holdings. The Fund has also placed its Fund governance documents on its website under the section titled “Information” which includes the Fund’s proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted on the next page. All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website. The Fund has filed with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2010.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund’s principal executive officer has certified to the NYSE that, as of June 2, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund’s principal executive officer and principal financial officer as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

The Japan Equity Fund, Inc.

Shareholder Letter (unaudited)

May 20, 2011

Dear Shareholders:

It is our pleasure on behalf of the Board of Directors to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2011.

Performance Review

Table 1: Net Asset Value (“NAV”) performance in comparison with the benchmark (TOPIX), U.S. Dollar (“USD”) base

Latest Six Months (Nov. 2010 – April 2011) %
JEQ (NAV) (time weighted return)(1)	4.20
Benchmark (TOPIX)	3.53
Excess Return	0.67

(1)
Due to fluctuations in foreign exchange rates, this value may differ from the total investment return based on net asset value at the beginning and end of the period, assuming reinvestment of dividends, provided in the Financial Highlights section of the Fund’s Semi-Annual Report.

Table 2: Performance in comparison with the benchmark, JPY base

Latest Six Months (Nov. 2010 – April 2011) %
JEQ (Equity Only)	6.57
Benchmark (TOPIX)	6.38
Excess Return	0.19

Commentary

During the period from November 2009 to April 2010, the NAV of the Fund rose 4.20% in USD terms, compared to the Fund’s benchmark, the TOPIX Index (“TOPIX”), which rose 3.53% over the same period. As a result, the Fund outperformed the benchmark by 0.67% in USD terms. In Japanese yen (“JPY”) terms, the equity portion of the Fund grew by 6.57%, while the TOPIX returned +6.38%.

Relative to the TOPIX, the sector allocation effect was +1.84%, while stock selection contributed –1.66% (see Table 3). As shown in Table 4, the major positive contributor to the Fund’s sector allocation effect was an underweight in Electric Power & Gas stocks. The earthquake and tsunami that hit the northeastern part of Japan on March 11, 2011 inflicted massive damage. The scale of the disaster is the largest in Japan’s post-war history, with more than 24,000 dead or missing, while the Level 7 nuclear accident at the Fukushima Daiichi nuclear power plant, where clean-up efforts continue to be plagued by difficulties, added to the turmoil. The Tokyo Electric Power Co., Inc. (“TEPCO”), which owns and operates the stricken plant, has lost more than 80% of its market capitalization since the disaster struck, while the share prices of other electric utilities have also plummeted, as the Japanese government may require them to share the burden of funding a multi-trillion JPY compensation package to victims of the accident.

Stock selection in Electric Appliances, Info & Communication and Electric Power & Gas names contributed negatively, although selection in the Transport Equipment and Land Transportation sectors mitigated some of the overall underperformance. Major detractors over the six-month period included TDK Corporation (“TDK”) and Ricoh Co., Ltd., while significant underweights in Softbank Corp. and Komatsu Ltd. also had a negative impact on the portfolio’s performance. On the positive side, Kawasaki Heavy Industries, Ltd. (“KHI”) showed some good returns during the period.

Electronic components manufacturer TDK sustained damage from the earthquake and tsunami, as some of its production facilities are located in the hard-hit portion of northeastern Japan. In addition, news of further consolidation in the hard disk drive (“HDD”) industry does not bode well for sales of the company’s HDD components. Ricoh was also affected by the twin disasters, as sales of its office equipment were weakened by a reduction of business investments following the earthquake.

On the other hand, demand for electric power supply equipment is expected to increase, as power shortages in metropolitan areas of eastern Japan seem set to continue over at least the next few years. As a result, KHI and other manufacturers of this type of equipment are expected to benefit.

Table 3: Attribution analysis summary, JPY base

Latest Six Months (Nov. 2010 – April 2011) %
JEQ (Equity Only)	6.57
Benchmark (TOPIX)	6.38
Excess Return	0.19
Breakdown
Sector Allocations	1.84
Stock Selections	–1.66
Others	1.98
Total	2.16

The Japan Equity Fund, Inc.

Table 4: Sector & Stock Selection Effects, Sector by Sector

	Portfolio Weight %	Market Weight %	Portfolio Return %	Benchmark Return %	Stock Allocation Effect %	Stock Selection Effect %
Fishery, Agriculture & Forestry	0.00	0.09	0.00	–3.13	0.01	0.00
Mining	0.00	0.59	0.00	45.06	–0.20	0.00
Construction	1.30	2.06	18.30	20.00	–0.06	–0.02
Foods	1.99	2.96	12.52	7.43	–0.03	0.09
Textiles & Apparel	0.00	0.91	0.00	15.13	–0.08	0.00
Pulp & Paper	0.10	0.36	4.71	–4.09	0.03	–0.01
Chemicals	7.02	5.89	7.39	10.04	0.02	–0.19
Pharmaceutical	3.72	4.32	0.81	5.12	–0.08	–0.16
Oil & Coal Products	1.72	0.89	20.35	27.87	0.16	–0.10
Rubber Products	0.90	0.62	23.46	18.94	0.02	0.03
Glass & Ceramics Product	1.84	1.30	36.02	23.33	0.09	0.16
Iron & Steel	2.81	2.33	–1.50	1.28	–0.03	–0.10
Nonferrous Metals	2.69	1.36	11.57	14.22	0.12	–0.08
Metal Products	0.91	0.68	18.62	17.31	0.02	–0.02
Machinery	4.65	5.09	25.60	23.73	–0.02	0.16
Electrical Appliances	14.92	14.88	0.27	4.12	0.03	–0.64
Transport Equipment	11.92	10.11	15.50	11.29	0.07	0.49
Precision Instruments	1.38	1.41	9.66	6.25	–0.01	0.05
Other Products	1.04	2.11	–1.13	0.41	0.05	–0.01
Wholesale Trade	6.39	5.40	13.33	12.76	0.06	0.02
Retail Trade	3.80	3.52	10.92	7.18	0.01	0.14
Banks	9.66	9.36	3.79	5.20	–0.04	–0.13
Other Financing Business	2.06	0.75	11.85	16.31	0.15	–0.08
Securities & Commodity Futures	0.63	1.51	24.97	0.70	0.18	–0.02
Insurance	3.61	2.53	2.35	8.06	0.02	–0.24
Real Estate	2.47	2.44	–8.71	–3.22	0.03	–0.14
Land Transportation	4.00	3.51	0.50	–5.39	–0.04	0.27
Marine Transportation	0.73	0.59	–11.86	–10.80	–0.02	–0.01
Air Transportation	0.00	0.32	0.00	–21.37	0.11	0.00
Warehouse & Harbor Trans	0.00	0.23	0.00	5.31	0.00	0.00
Info & Communication	5.37	5.67	3.53	13.71	0.01	–0.57
Electric Power & Gas	1.59	4.52	–51.79	–29.72	1.27	–0.53
Services	0.77	1.69	4.96	8.61	–0.02	–0.03
	100.00	100.00	6.57	6.38	1.84	–1.66
Market Review (Nov. 2010 – Apr. 2011)

In the six-month period from November 2010 to April 2011, the TOPIX returned 6.38% in JPY terms. Notably, the Tokyo market posted a moderately positive return during a period that included one of the worst natural disasters in modern Japanese history. Following some painful underperformance against some of their developed market peers that lasted until the end of October 2010, Japanese equities rose to the forefront of the global investment scene. During this phase, the Tokyo market benefited from its status as “a cyclical play in global markets”, thanks to benign developments in economies across the globe. This ‘comfortable’ situation, however, was interrupted by the earthquake and tsunami disaster on March 11th as well as the subsequent accident at the Fukushima Daiichi nuclear power plant. The market plunged in response to these terrible developments, but soon after rebounded sharply thanks to the aggressive purchasing by overseas investors beginning in mid-March.  Following this short-lived rebound, the market entered into a consolidation phase, where it remained for the rest of the period, although the TOPIX did manage to finish well above its October-end level. Investors remained wary, keeping a close eye on developments at the Fukushima Daiichi plant as well as on news of disaster-caused disruptions in major Japanese supply chains.

Summary of Tokyo market-related themes:

(1)	Normalization
The impact of supply chain disruptions from the earthquake and tsunami have begun to diminish. Specifically, Renesas Electronics Corporation’s micro-computer unit (“MCU”) factory, which produces 30% to 40% of the global share of MCUs used in automobiles, is scheduled to resume production on June 15th. Toyota Motor Corporation, whose production levels currently stand at less than 50%, expects to return to full capacity production by November or December. Expectations of the true scale of power shortages in areas supplied by TEPCO have recently been revised downward, after the company raised its supply capacity forecast from 45 million kW per hour to 55 million kW per hour. However, this figure is still below the peak demand of 60 million kW recorded last summer. The government is expected to ease its 25% electric power savings requirement for large-scale users to 15%. Separately, hit by the earthquake and tsunami, industrial production was down 15.3% month on month (“MoM”) in March, but is expected to rise by 3.9% MoM in April and by 2.7% MoM in May.

(2)	Reconstruction
The National Diet of Japan (legislature) passed its first in a planned series of supplementary budgets to deal with the reconstruction effort following the quake disaster. The current budget totals 4 trillion JPY, and will primarily go to disaster relief measures, including the clearing away of debris, the building of 60,000 to 70,000 temporary residences, and repairing damaged infrastructure such as roads and ports. With regard to financing, the government has decided to borrow 2.5 trillion JPY from the budget that funds the country’s national pension reserves. Total funds allocated to the reconstruction efforts are expected to reach 10 trillion JPY. In addition to the cancellation of child subsidies and free highway tolls previously implemented by the Democratic Party of Japan (“DPJ”) government, reconstruction bond issues will be inevitable when the government prepares to implement a second round of reconstruction-related supplementary budgets. Perhaps in response to the encouragement of the Ministry of Finance, tax hikes are also under consideration as a possible source of reconstruction financing. However, an immediate tax hike would be disastrous considering the fragile economic conditions rendered by the triple blow of an earthquake, a tsunami and a nu-clear accident. The most likely outcome will be the passage of a consumption tax hike several years down the road, when the time comes to redeem newly-issued reconstruction bonds. Grand designs for reconstruction are being discussed by a government-sponsored committee of academics, local governors, writers, an architect and a businessman. The various ideas being proposed include moving communities from the seaside to the hills, creating special economic zones to reduce taxes, launching renewable energy development projects, and improving productivity in the agricultural and fishing industries. One thing, however, is clear: a simple return to pre-disaster conditions will be rejected.

(3)	Economy and corporate profit outlook
The Japanese economy is likely to bottom out in the April to June quarter of 2011. We forecast annualized GDP growth of -3.7% in that quarter, followed by +2.9% growth in the July to September and +5.6% growth in the October to December quarters of 2011. Reconstruction expenditures should boost GDP largely in and after the fourth quarter of 2011. Corporate profits began to show negative growth in the January to March quarter of 2011, as the aggregate net income of the 544 companies that announced business results by the end of April was down 33% year on year for the period, the first year on year decline in six quarters. Given the damage from the triple disaster and the dearth of profit guidance from corporate management, there is a considerable amount of uncertainty with regard to the profit outlook in the six months ending September 2011. However, we are likely to hit a bottom within the current quarter, followed thereafter by sequential profit growth for the rest of the fiscal year ending March 2012. The full-year consensus forecast calls for a 5% to 10% decline in terms of recurring profits.

(4)	Attractive valuations
The P/E ratio of the Japanese market currently stands at 15.5 times estimated earnings, while the price-to-book ratio is at 1.1 times. The average dividend yield is 2.1%, versus a 10-year Japanese Government Bond (“JGB”) yield of only 1.2%. Even after taking into account the expected profit declines in 2011, valuations remain attractive.

With the Tokyo market achieving a better-than-expected gain of 19% (TOPIX) since hitting a low on March 15, 2011, investors will require a period of consolidation in order to assess the impact that the disaster has had on short-term corporate profit outlooks. However, the traditional stock market advice to ‘sell in May and stay away’ applies least to the Japanese market, as the corporate profit recovery stage should be well underway by at least the second half of the year ending March 2012, and there will be no change in the Bank of Japan’s ultra-easy monetary policies in the interim.

With regard to sector strategy, we will maintain overweights in Industrials, IT and Materials, while underweighting Consumer Discretionary, Consumer Staples, Health Care and Utilities. We will maintain neutral weightings in Energy, Financials and Telecoms. With regard to stock selection, we will continue to focus on companies with global growth potential backed by competitive edges as well as companies that will be participating in the country’s reconstruction projects, including renewable energy developments.

Fund Performance

During the six months ended April 30, 2011, the Fund’s market price on the New York Stock Exchange (“NYSE”) ranged from a low of $5.35 per share on March 15, 2011 to a high of $6.66 on March 1, 2011. The Fund’s NYSE market price closed at $6.02 per share on April 29, 2011.

The NYSE market price in relation to the Fund’s net asset value per share during the six months ended April 30, 2011, ranged from a high discount of 14.35% on November 23, 2010 to a premium of 0.35% on March 15, 2011, and ended the period at a discount of 7.67%.

The Fund has not invested in derivative securities. Although foreign currency hedging is permitted, the Fund has not engaged in any foreign currency hedging.

Portfolio Management

Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. (“DSBI”) for all international clients. A senior member of the Investment Policy Committee of DSBI, Mr. Ogawa has 39 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in law in 1972.

Mr. Naoto Nagai, CFA, is a Senior Portfolio Manager and International Clients Group Leader, with a total of 15 years of experience in the Japanese and global equity markets. Prior to joining DSBI in 2006, he was a fund manager and research analyst at Resona Trust Company Japan. In 1996 he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. in chemistry. He assumed the day-to-day portfolio management responsibilities for the Fund, effective October 18, 2006.

Effective November 2, 2009, Mr. Takahiro Ueno, CFA/CMA, a Senior Portfolio Manager with 16 years of experience joined the investment management team. Prior to joining DSBI in 2001, he was a fixed income trader at Sumitomo Bank. In 1995 he earned a B.S. degree in engineering from Kyoto University.

We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Yoshihiro Fujisawa	/s/ Yoshiaki Uematsu
YOSHIHIRO FUJISAWA	YOSHIAKI UEMATSU
Chairman of the Board	President

The Japan Equity Fund, Inc.

Portfolio of Investments
April 30, 2011 (unaudited)

 COMMON STOCKS—98.28%

Shares		Value	Shares		Value
Banks—9.51%			Construction—1.43%
949,800	Mitsubishi UFJ Financial Group, Inc.	$4,499,603	50,000	Daiwa House Industry Co., Ltd.	$595,544
694,200	Mizuho Financial Group, Inc.	1,087,741	22,000	JGC Corp.	538,352
152,000	Resona Holdings Inc.	710,785	22,000	MIRAIT Holdings Corp.	164,818
398,770	Sumitomo Mitsui Trust Holdings, Inc.	1,347,295	6,100	Sumitomo Forestry Co., Ltd.	52,644
270,000	The Bank of Yokohama, Ltd.	1,322,071			1,351,358
		8,967,495
Building Materials—0.50%			Electric Appliances—14.43%
43,000	Central Glass Co., Ltd.	167,915	24,000	Canon Inc.	1,116,416
4,600	Rinnai Corp.	300,135	12,400	Foster Electric Co., Ltd.	282,791
		468,050	155,000	Fuji Electric Co., Ltd.	478,149
Chemicals—5.97%			20,700	Hamamatsu Photonics K.K.	804,535
205,000	Asahi Kasei Corp.	1,390,256	256,000	Hitachi Ltd.	1,372,604
45,900	Fujifilm Holdings Corp.	1,410,319	6,200	Kyocera Corp.	674,722
57,000	Kureha Corp.	281,197	180,000	Mitsubishi Electric Corp.	1,963,276
22,000	Nihon Parkerizing Co., Ltd.	302,705	16,000	Murata Manufacturing Co., Ltd.	1,145,795
66,000	Nippon Shokubai Co., Ltd.	850,753	8,500	Nidec Corp.	732,525
5,900	Shin-Etsu Chemical Co., Ltd.	303,342	58,000	Nippon Chemi-con Corp.	296,781
82,000	Sumitomo Bakelite Co., Ltd.	520,970	34,700	Omron Corp.	941,730
182,000	Ube Industries, Ltd.	572,579	82,000	Sharp Corp.	743,812
		5,632,121	37,200	Sony Corp.	1,029,159
Communication—4.15%	37,900			Stanley Electric Co., Ltd.	629,579
46,300	NTT Corp.	2,122,579	18,500	TDK Corp.	942,098
982	NTT DoCoMo, Inc.	1,794,744	18,200	Yamatake Corp.	460,291
		3,917,323			13,614,263

See accompanying  notes to financial statements.

.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)
April 30, 2011 (unaudited)

COMMON STOCKS (continued)

Shares		Value	Shares		Value
Electric Power & Gas—0.57%			Machinery—6.43%
20,500	Electric Power Development Co., Ltd.	$533,517	11,000	Disco Corp.	$740,605
Foods—2.01%			102,000	Ebara Corp.	568,123
70,000	Ajinomoto Co., Inc.		9,900	Komatsu Ltd.	344,179
62,000	Kirin Holdings Co., Ltd.	765,210	35,400	Makita Corp.	1,605,545
20,000	Nippon Meat Packers, Inc.	856,115	336,000	Mitsubishi Heavy Industries, Ltd.	1,583,548
		273,718	74,000	NSK Ltd.	648,598
		1,895,043	53,000	Ricoh Co., Ltd.	577,427
					6,068,025
Glass & Ceramic Products—1.66%			Marine Transportation—0.63%
125,000	Asahi Glass Co., Ltd.	1,569,960	108,000	Mitsui O.S.K. Lines, Ltd.	594,932
Household Goods—0.22%			Media—0.93%
53,000	Noritake Co., Ltd.	207,614	665	Fuji Media Holdings, Inc.	876,735
Insurance—3.90%			Metal Products—0.44%
48,350	T&D Holdings Inc.	1,178,417	17,500	JS Group Corp.	416,452
90,900	Tokio Marine Holdings, Inc.	2,502,560	Non-Ferrous Metals—3.38%
		3,680,977
Iron & Steel—1.76%			73,000	Nippon Denko Co., Ltd.	470,939
15,000	JFE Holdings, Inc.	405,068	116,100	Sumitomo Electric Industries, Ltd.	1,593,195
514,000	Kobe Steel, Ltd.	1,252,124	64,000	Sumitomo Metal Mining Co., Ltd.	1,125,817
		1,657,192			3,189,951
Land Transportation—3.77%			Oil & Gas Extraction—1.86%
27,500	East Japan Railway Co.	1,506,457	254,630	JX Holdings, Inc.	1,751,770
31,500	Hitachi Transport System, Ltd.	433,805	Other Financing Business—1.84%
249,000	Nippon Express Co., Ltd.	978,443	17,900	Orix Corp.	1,733,248
40,600	Yamato Holdings Co., Ltd	640,137	Other Products—0.60%
		3,558,842	2,400	Nintendo Co., Ltd.	563,202

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (concluded)
April 30, 2011 (unaudited)

 COMMON STOCKS (continued)

Shares		Value	Shares		Value
Packaging—0.39%			Retail Trade—3.78%
17,600	Fuji Seal International, Inc.	$364,324	15,100	ABC-Mart Inc.	$560,081
Pharmaceutical—3.86%			41,000	DCM Holdings Co., Ltd.	258,979
35,900	Astellas Pharma Inc.	1,357,951	13,200	Komeri Co., Ltd.	355,975
65,000	Kyowa Hakko Kirin Co., Ltd.	641,327	4,850	Nitori Co., Ltd.	415,002
6,900	Miraca Holdings Inc.	259,310	5,000	Saint Marc Holdings Co., Ltd.	182,030
37,000	Mitsubishi Tanabe Pharma Corp.	604,664	41,000	Seven & I Holdings Co., Ltd.	1,015,338
36,000	Rohto Pharmaceutical Co., Ltd.	3622,688	17,700	Shimachu Co., Ltd.	409,078
13,400	Tsumura & Company	412,547	20,300	Xebio Co., Ltd.	372,254
		3,638,487			3,568,737
Precision Instruments—1.05%			Rubber Products—0.88%
7,800	BML, Inc.	219,515	38,400	Bridgestone Corp.	832,024
89,800	Citizen Holdings Co., Ltd.	536,448	Services—0.24%
27,000	Shimadzu Corp.	231,032	28,600	Nichii Gakkan Co.	223,016
		986,995	Software—0.96%
Real Estate—2.00%			13,000	Capcom Co., Ltd.	238,548
86,000	Mitsui Fudosan Co., Ltd.	1,458,073	40,400	Nihon Unisys, Ltd.	246,782
21,000	Sumitomo Realty & Development Co., Ltd.	426,992	29,900	Sumisho Computer Systems Corp.	417,992
		1,885,065			903,322
			Textile & Apparel—0.38%
			25,200	Kuraray Co., Ltd.	363,085

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (concluded)
April 30, 2011 (unaudited)

 COMMON STOCKS (continued)

Shares	Value		Principal Amount (000) Value	Value
Transportation Equipment—12.15%			U.S. DOLLAR TIME DEPOSIT—0.12%
39,300	Aisin Seiki Co., Ltd.	$1,370,617	$109 JPMorgan Chase Bank, 0.10%, due 5/2/11 (Cost—$108,747)	$108,747
76,200	Honda Motor Co., Ltd.	2,975,615	Total Investments—98.40%	92,814,235
340,000	Kawasaki Heavy Industries, Ltd.	1,385,971	(Cost—$89,187,191)
88,200	Nissan Motor Co., Ltd.	835,681	Other assets less liabilities—1.60%	1,512,337
6,800	Shimano Inc.	360,436	NET ASSETS (Applicable to 14,456,819 shares of capital stock outstanding; equivalent to $6.52 per share)—100.00%	$94,326,572
19,000	Toyota Industries Corp.	569,837
91,900	Toyota Motor Corp.	3,633,701
19,000	TS Tech Co., Ltd.	330,040
		11,461,898
Wholesale Trade—6.60%
34,100	Hitachi High-Technologies Corp.	705,877
99,700	Mitsubishi Corp.	2,659,399
102,300	Mitsui & Co., Ltd.	1,793,287
79,100	Sumitomo Corp.	1,071,902
		6,230,465
Total Common Stocks
(Cost—$89,078,445)		92,705,488

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATIONS HELD April 30, 2011		TEN LARGEST EQUITY POSITIONS HELD April 30, 2011

Industry	Percent of Net Assets	Issue	Percent of Net Assets
Electric Appliances	14.43%	Mitsubishi UFJ Financial Group, Inc.	4.77%
Transportation Equipment	12.15	Toyota Motor Corp.	3.85
Banks	9.51	Honda Motor Co., Ltd.	3.15
Wholesale Trade	6.60	Mitsubishi Corp.	2.82
Machinery	6.43	Tokio Marine Holdings, Inc.	2.65
Chemicals	5.97	NTT Corp.	2.25
Communication	4.15	Mitsubishi Electric Corp.	2.08
Insurance	3.90	NTT DoCoMo, Inc.	1.90
Pharmaceutical	3.86	Mitsui & Co., Ltd.	1.90
Retail Trade	3.78	JX Holdings, Inc.	1.86
Land Transportation	3.77
Non-Ferrous Metals	3.38
Foods	2.01
Real Estate	2.00
Oil & Gas Extraction	1.86
Other Financing Business	1.84
Iron & Steel	1.76
Glass & Ceramic Products	1.66
Construction	1.43
Precision Instruments	1.05
Software	0.96
Media	0.93
Rubber Products	0.88
Marine Transportation	0.63
Other Products	0.60
Electric Power & Gas	0.57
Building Materials	0.50
Metal Products	0.44
Packaging	0.39
Textile & Apparel	0.38
Services	0.24
Household Goods	0.22

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities
April 30, 2011 (unaudited)

Assets
Investment in securities, at value (cost—$89,187,191)	$92,814,235
Cash denominated in foreign currency (cost—$819,908)	825,950
Receivable for securities sold	126,289
Interest and dividends receivable	855,481
Prepaid expenses	19,229
Total assets	94,641,184

Liabilities
Payable for securities purchased	136,725
Payable for management fees	10,667
Payable for advisory fees	16,001
Payable for other affiliates	24,106
Audit and tax services	51,752
Accrued expenses and other liabilities	75,361
Total liabilities	314,612

Net Assets	$94,326,572

Net Assets consist of:
Capital stock,$0.01 par value per share; total 30,000,000 shares authorized; 14,456,819
shares issued and outstanding	$144,568
Paid-in capital in excess of par value	112,813,501
Accumulated net investment income	51,575
Accumulated net realized loss on investments and foreign currency transactions	(22,318,692)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currency	3,635,620
Net assets applicable to shares outstanding	$94,326,572

Net Asset Value Per Share	$6.52

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Operations
For the Six Months Ended April 30, 2011 (unaudited)

Investment income:
Dividends (net of withholding taxes of $70,358)	$934,750
Interest	77
Total investment income	934,827

Expenses:
Custodian fees and expenses	126,614
Administration fee	124,445
Investment advisory fee	99,414
Investment management fee	66,276
Audit and tax services	46,267
Reports and notices to stockholders	29,257
Legal fees and expenses	27,273
Directors’ fees and expenses	27,273
Insurance expense	8,433
Transfer agency fee and expenses	6,199
Other	66,728
Total expenses	628,179

Net investment income	306,648

Realized and unrealized gains from investment activities and foreign currency transactions:
Net realized losses on investments	(1,233,672)
Net realized foreign currency transaction gains	4,964
Net change in unrealized appreciation on investments in equity securities	5,056,078
Net change in unrealized appreciation (depreciation) on short-term investments and other assets and liabilities denominated in foreign currency	(29,297)
Net realized and unrealized gains from investment activities and foreign currency transactions	3,798,073

Net increase in net assets resulting from operations	$4,104,721

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2011 (unaudited)	For the Year Ended October 31, 2010
Increase (decrease) in net assets from operations:
Net investment income	$306,648	$436,411
Net realized gain (loss) on: Investments	(1,233,672)	(1,492,828)
Foreign currency transactions	4,964	119,795
Net change in unrealized appreciation (depreciation) on: Investments in equity securities	5,056,078	5,397,103
Translation of short-term investments and other assets and liabilities denominated in foreign currency	(29,297)	50,203
Net increase in net assets resulting from operations	4,104,721	4,510,684

Dividends to stockholders from:
Net investment income	(794,548)	(548,766)

From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	63,635	26,750
Net increase in net assets	3,373,808	3,988,668

Net assets:
Beginning of period	90,952,764	86,964,096
End of period (including undistributed net investment income of $51,575 and $539,475, respectively)	$94,326,572	$90,952,764

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its former name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

Valuation of Investments—Securities which are listed on the Tokyo Stock Exchange, or listed on the over-the-counter market in Japan, or listed on other exchanges in Japan and for which market quotations are readily available, are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the “Board”) may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities. The Fund intends to determine net asset value based on valuations made as of 5:00 p.m. Tokyo time, on each day.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. As of April 30, 2011, the Fund did not have any unrecognized tax benefits. The Fund’s federal tax returns for the current and prior three fiscal years remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% on interest and dividends, paid to the Fund by Japanese corporations.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Dividends and Distributions to Stockholders—The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Fair Value Measurements—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value hierarchy as follows:

Level 1—	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2—	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and

Level 3—	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Manager. The Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$92,814,235
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—
Total	$92,814,235

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of April 30, 2011 is presented. No significant transfers between Level 1 or Level 2 fair value measurements occurred during the six months ended April 30, 2011.

All portfolio holdings designated as Level 1 are disclosed individually in the Portfolio of Investments (“POI”). Please refer to the POI for industry classifications of the portfolio holdings.

Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the “Manager”). Daiwa SB Investments Ltd. (“DSBI” or the “Adviser”), an affiliate of the Manager, acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly net assets, of which 60% of this fee is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 2011, no such expenses were paid to the Manager or the Adviser.

At April 30, 2011, the Fund owed $26,668 to both the Manager and the Adviser.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund’s average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the six months ended April 30, 2011, no such expenses were paid to the Administrator.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s assets and has appointed Sumitomo Mitsui Banking Corporation (the “Sub-Custodian”), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the six months ended April 30, 2011, DSTC and the Sub-Custodian earned $25,392 and $101,222, respectively, as compensation for custodial service to the Fund.

At April 30, 2011, the Fund owed $13,837,$6,250 and $4,019 to DSTC for administration, compliance and custodian fees, respectively, excluding fees and expenses of $9,274 payable to the Sub-Custodian.

During the six months ended April 30, 2011, the Fund paid or accrued $27,273 for legal services in connection with the Fund’s on-going operations to a law firm to which the Fund’s Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at April 30, 2011 was $89,078,445, excluding short-term interest bearing investments. At April 30, 2011, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $3,627,043 was composed of gross appreciation of $10,389,443 for those investments having an excess of value over cost, and gross depreciation of $6,762,400 for those investments having an excess of cost over value. For the six months ended April 30, 2011, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $24,426,915 and $24,505,272, respectively.

At October 31, 2010, the Fund had a remaining capital loss carryover of $21,089,981, of which $5,263,332 expires in the year 2011, $3,410,154 expires in the year 2016, $10,922,220 expires in the year 2017 and $1,494,275 expires in the year 2018 available to offset future net capital gains.

Capital Stock

There are 30,000,000 shares of $0.01 par value common stock authorized. During the six months ended April 30, 2011, 10,483 shares were issued on December 30, 2010 at the reinvestment price of $6.07. The net asset value per share on that date was $6.84. Of the 14,456,819 shares of the Fund outstanding at April 30, 2011, Daiwa Capital Markets America Holdings Inc., an affiliate of the Manager, Adviser and DSTC, owned 15,161 shares.

The Japan Equity Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each period is presented below:

		For the Years Ended October 31,
	For the Six Months Ended April 30, 2011 (unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.30	$6.02	$5.41	$8.61	$8.58	$7.79
Net investment income	0.02	0.03	0.02	0.05	0.02	0.01
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.26	0.29	0.63	(3.25)	0.10	0.83
Net increase (decrease) in net asset value resulting from operations	0.28	0.32	0.65	(3.20)	0.12	0.84
Less: dividends and distributions to shareholders Net investment income	(0.06)	(0.04)	(0.04)	—	(0.09)	(0.05)
Net asset value, end of period	$6.52	$6.30	$6.02	$5.41	$8.61	$8.58
Per share market value, end of period	$6.02	$5.44	$5.10	$5.14	$7.97	$8.14
Total investment return:(a)
Based on market price at beginning and end of period, assuming reinvestment of dividends	11.66%	7.44%	0.07%	(35.51)%	(1.05)%	(3.68)%
Based on net asset value at beginning and end of period, assuming reinvestment of dividends	4.43%	5.41%	12.22%	(37.17)%	1.42%	10.91%
Ratios and supplemental data:
Net assets, end of period (in millions)	$94.3	$91.0	$87.0	$78.1	$124.3	$123.8
Ratios to average net assets of:
Expenses	1.21%*	1.37%	1.41%	1.15%	0.95%	0.94%
Net investment income	0.64%*	0.49%	0.41%	0.70%	0.20%	0.12%
Portfolio turnover	25.67%	42.89%	46.93%	34.78%	61.22%	59.36%

*	Annualized.

(a)
Total investment return based on market value is calculated assuming the shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

The Japan Equity Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On June 2, 2011, the Annual Meeting of Stockholders of the Fund was held and the following matter was voted upon and passed.

Election of two Class III Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2014.

	Number of Shares/Votes
Class III	Voted For	Proxy Authority Withheld
Austin C. Dowling	11,378,425	1,338,696
Richard J. Herring	11,410,581	1,306,540

In addition to the Directors re-elected at the Meeting, Yoshihiro Fujisawa, Martin J. Gruber, David G. Harmer and Rahn K. Porter were the other members of the Board who continued to serve as Directors of the Fund.

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms “we,” “our” and “us” refer to the Fund. The term “you” in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.

•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law.

For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

(This page has been left blank intentionally.)

BOARD OF DIRECTORS
Yoshihiro Fujisawa, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter	Semi-Annual Report April 30, 2011
OFFICERS
Yoshiaki Uematsu
President
John J. O’Keefe
Vice President, Treasurer and Secretary
Anthony Cambria
Chief Compliance Officer
Leonard B. Mackey, Jr.
Assistant Secretary
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER
Daiwa SB Investments Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.  This report is sent to stockholders of the Fund for their information.  It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.  The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion thereon.

The Japan Equity Fund, Inc.
c/o Daiwa Securities Trust Company One Evertrust Plaza Jersey City, New Jersey 07302
INVESTMENT MANAGER Daiwa SB Investments (U.S.A.) Ltd. INVESTMENT ADVISER Daiwa SB Investments Ltd.

Item 2.  Code of Ethics.

Not applicable for this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6.  Schedule of Investments.

A schedule of investments is included as part of the report to stockholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any "affiliated purchasers" during the period of this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

Not applicable for this semi-annual report.

(a)(2)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Guidelines for the registrant and its adviser.

Not applicable for this semi-annual report.

The Japan Equity Fund, Inc.
By:	\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  June 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  June 20, 2011

The Japan Equity Fund, Inc.
By:	\s\ Yoshiaki Uematsu
Yoshiaki Uematsu, President and Principal Executive Officer

Date:  June 20, 2011

EXHIBIT 12 (b)

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 20, 2011
\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Yoshiaki Uematsu, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 20, 2011
\s\ Yoshiaki Uematsu
Yoshiaki Uematsu, President and Principal Executive Officer

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Financial Officer of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended April 30, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 20, 2011
\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended April 30, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 20, 2011
\s\ Yoshiaki Uematsu
Yoshiaki Uematsu, President and Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.